ASSIGNMENT OF OIL, GAS & MINERAL LEASES

STATE OF KANSAS §
§
COUNTY OF SALINE §

KNOW ALL MEN BY THESE PRESENTS:

THAT, CHISHOLM PARTNERS II, LLC, a Louisiana Limited Liability Company, whose mailing address is 1010 10TH ST., GOLDEN, CO, 80401, hereinafter referred to as "**Assignor**," for One Hundred Dollars and No/100 ($100.00) cash, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign, grant, transfer, convey and deliver unto DALA PETROLEUM CORP., a Nevada Corporation, whose mailing address is 1306 W. OHIO AVE, MIDLAND, TX, 79701, hereinafter referred to as "**Assignee,**" all of Assignor's rights, title and interest in and to those certain Oil, Gas and Mineral Leases affecting those certain lands situated in Saline County, Kansas and more particularly described on Exhibit "A" attached hereto and made a part hereof, hereinafter referred to as "Said Leases."

TO HAVE AND TO HOLD unto said Assignee, subject to the following terms and provisions:

1. Assignor hereby binds itself to warrant and forever defend the title to Said Leases against all persons whomsoever claiming the same or any part thereof, by, through or under Assignor, but not otherwise.

2. All terms and provisions hereof shall be binding upon, and inure to the benefit of Assignor and Assignee, their heirs, successors and assigns.

3. This Assignment is made subject to the terms and provisions of Said Leases, and Assignee agrees to be bound thereby and to indemnify and hold Assignor harmless in connection with any and all obligations relative thereto, the same as though Assignee had originally been named as Lessee in Said Leases.

This instrument may be executed in any number of counterparts and shall be binding on each party executing the same to the same extent as if all parties had executed one instrument. Such counterparts may be recorded separately or may be combined to form one instrument for recording purposes.

THUS DONE AND SIGNED on this 2nd day of April, 2014, and is effective as of the effective date of each of the Said Leases subject to the terms hereof.

ASSIGNOR:

BY: ____________________

NAME: Clarence Cottman

TITLE: Managing Director

REBECCA SEEMAN
REGISTER OF DEEDS SALINE COUNTY KANSAS
Book: 1281 Page: 233-244
Receipt #: 94970 Recording Fee: $52.00
Pages Recorded: 12
Rebecca Seeman

Date Recorded: 5/9/2014 9:49:55 AM

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 2nd day of April, 2014 by Clarence Cottman, as Managing Director of CHISHOLM PARTNERS II, LLC, on behalf of said Limited Liability Company.

Beverly Ann Fuller
NOTARY PUBLIC

BEVERLY ANN FULLER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20134015825
MY COMMISSION EXPIRES 03/08/2017

STATE OF COLORADO §
§
COUNTY OF JEFFERSON §

This instrument was acknowledged before me the undersigned authority on this the 2nd day of April, 2014 by Clarence Cottman, as Managing Director of CHISHOLM PARTNERS II, LLC, on behalf of said Limited Liability Company.

NOTARY PUBLIC

BEVERLY ANN FULLER
NOTARY PUBLIC
STATE OF COLORADO
NOTARY ID 20134015825
MY COMMISSION EXPIRES 03/08/2017

EXHIBIT "A"

Attached to and made part of that certain Assignment of Oil, Gas, and Mineral Leases, dated April 2, 2014, by and between **Chisholm Partners II, LLC**, as Assignor, and **Dala Petroleum Corp.**, as Assignee.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Leases in Saline County:					
The Gail D. Rodda Revocable Trust, dated March 16, 1999	Chisholm Partners, LLC	07/12/11	1231	1641	W/2 SW/4 of Section 2, Township 13 South, Range 2 West, EXCEPTING THEREFROM a tract of land described as follows: Beginning at the southwest corner of said SW/4, thence due North along the West line of said SW/4, 668 feet; thence N89.291667°E, 259 feet; thence due South 137.50 feet; thence N88.2°E, 302 feet; thence S2.05°E, 527.7 feet to the South line of said SW/4; thence S88.716667°W along said South line, 580.7 feet to the point of beginning.
Herbert P. McMillan, Jr., et ux	Chisholm Partners, LLC	07/13/11	1232	286	N/2 NW/4 of Section 2, Township 13 South, Range 2 West, EXCEPTING THEREFROM a tract of land described as follows: Beginning at the Northwest corner of the NW/4 of said Section 2, said corner being the point of beginning of the tract to be described; thence on an assumed bearing of S00°00'00"W along the West line of said NW/4 a distance of 582.45 feet; thence N89°54'26"E parallel to the North line of said NW/4 a distance of 438.92 feet; thence N01°45'43"E a distance of 325.44 feet; thence N29°18'24"E a distance of 91.76 feet; thence N55°57'56"E a distance of 125.67 feet;thence N00°00'00"E parallel to the West line of said NW/4 a distance of 107.05 feet to a point on the North line of said NW/4; thence S89°54'26"W along said North line a distance of 598.00 feet to the point of beginning. Said tract contains 6.53 acres more or less, all in Section 2, Township 13 South, Range 2 West.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Herman C. Nestler, Jr.	Chisholm Partners, LLC	07/14/11	1231	1636	W/2 NW/4 of Section 11, Township 13 South, Range Two West, EXCEPTING THEREFROM a tract of land described as follows: Beginning at a point on the West line of Section 11-13-2 and 634.00 feet South of the Northwest corner; thence at right angles to the West line, a distance of 424.98 feet; thence South and parallel to the West line, a distance of 205.00 feet; thence West and parallel to the North line of said tract, a distance of 424.9 feet to a point on the West line of said quarter section; thence North along the West line a distance of 205.00 feet to the point of beginning and contains 2.0 acres more or less.
The Janice S. Janssen Trust, et al	Chisholm Partners, LLC	07/21/11	1232	1019	N/2 NW/4 of Section 7, Township 13 South, Range 1 West; NE/4 & E/2 NW/4 & SE/4 of Section 11, Township 13 South, Range 2 West; W/2 NW/4 EXCEPTING THEREFROM a tract of land described as follows: Commencing at the Northwest Corner of said Section 12; thence on an assumed bearing of S00'00'00"W, 742.66' along the west line of said Section 12, to the Point-of-Beginning: Thence N900'00'00"E, 400.00'; Thence S00'00'00"W, 326.70'; Thence N900'00'00"W, 400.00' to a point on said West line of Section 12; Thence N00'00'00"E, 326.70' along said west line of said Section 12, back to the Point-of Beginning; and the S/2 S/2 SE/4 & SW/4 NE/4, all in Section 12, Township 13 South, Range 2 West; NE/4 of Section 14, Township 13 South, Range 2 West.
The Diana L. Mullis Living Trust dated December 2, 1993	Chisholm Partners, LLC	07/21/11	1232	1432	E/2 SE/4 of Section 2, Township 13 South, Range 2 West.
The Louis G. and Judith R. Alley Living Trust, et al	Chisholm Partners, LLC	07/22/11	1232	1729	N/2 SW/4 of Section 1, Township 13 South, Range 2 West, EXCEPTING THEREFROM a tract of land described as folls: Commencing at the Northwest corner of the SW/4 of said Section 1, thence South along the West line of said section 242'; thence East and parallel with the North line of said Quarter Section 190'; thence South and parallel with the West line of said section 60'; thence East and parallel with the North line of said Quarter Section 568.94' feet; thence North and parallel with the West line of said section 302' to the North line of said Quarter section; thence West along the North line of said Quarter section 758.94' to the point of beginning, excepting that part taken for public roads; S/2 NW/4 of Section 7, Township 13 South, Range 1 West; E/2 NW/4 & N/2 S/2 SE/4 of Section 12, Township 13 South, Range 2 West
Sharon L. Miller, et vir	Chisholm Partners, LLC	07/22/11	1232	1011	W/2 SE/4 of Section 2, Township 13 South, Range 2 West

Lessor	Lessee	Effective Date	Book	Page	Legal Description
The Dean H. and Ann L. Becker Family Revocable Trust	Chisholm Partners, LLC	07/27/11	1233	617	NW/4 of Section 9, Township 13 South, Range 2 West
Donald D. Vaupel, et ux	Chisholm Partners, LLC	07/27/11	1232	1015	S/2 SE/4 of Section 7, Township 13 South, Range 1 West
The Laura M. Pestinger Revocable Trust dated May 21, 2008	Chisholm Partners, LLC	08/03/11	1232	1188	W/2 NE/4 of Section 7, Township 13 South, Range 1 West; NW/4 NE/4 of Section 12, Township 13 South, Range 2 West; NW/4 SE/4 of Section 12, Township 13 South, Range 2 West; N/2 SW/4 of Section 18, Township 13 South, Range 1 West
The Revocable Trust Agreement of Richard E. Shank	Chisholm Partners, LLC	08/04/11	1232	1436	S/2 NE/4 of Section 2, Township 13 South, Range 2 West, EXCEPTING THEREFROM a tract of land described as follows: Commencing at the Southeast Corner of the NE/4 of said Section 2; thence North along the East line of said Section 2 on an assumed bearing of N00°00'00" E. 216.89 feet; thence N90°00'00" W, 676.53 feet to the point of beginning; thence S88°34'09" W, 365.03 feet; thence N01°25'51" W, 358.00 feet; thence N88°34'09" E, 365.03 feet; thence S01°25'51" E, 358 feet back to the point of beginning. The above described tract of land contains 3.000 acres, more or less, and shall include an easement for egress and ingress described as follows: Commencing at the S.E. Corner of the NE/4 of said Section 2; thence North along the East line of said Section 2, on an assumed bearing of N00°00'00" E 337.53 feet to the point of beginning; thence S87°28'21" W, 679.46 feet; thence N01°25'51" W, 40.01 feet; thence N87°28'21" E 680.46 feet to a point on said East line of said Section 2; thence South along said Section line S00°00'00" W, 40.04 feet back to the point of beginning.
The Michael N. Jenkins Trust Agreement dated May 20, 2003	Chisholm Partners, LLC	08/08/11	1232	1724	SE/4 of Section 6, Township 13 South, Range 2 West; A parcel of land located in the N/2 of Section 6, Township 13 South, Range 2 West, more particularly described as follows: Beginning at the Southwest corner of the NW/4 of said Section 6; thence on an assumed bearing of N00°08'48"W along the West line of said NW/4 a distance of 200.00 feet, thence S89°33'07"E a distance of 1609.38 feet; thence N00°08'45"W a distance of 1124.00 feet to a point on the North line of the S/2 of said N/2; thence S89°34'43"E along said North line a distance of 3526.25 feet to the Northeast corner of the SE/4 of said NE/4; thence S01°09'31"E along the East line of said NE/4 a distance of 1326.08 feet to the Southeast corner of said NE/4; thence N89°33'07"W along the South line of said N/2 a distance of 5159.09 feet to the Point of Beginning.

Lessor	Lessee	Effective Date	Book	Page	Legal Description
The Anita M. Young Revocable Trust, et al	Chisholm Partners, LLC	08/30/11	1234	1144	SE/4 of Section 4, Township 13 South, Range 2 West
The Daniel C. King Trust & Eastridge Development	Chisholm Partners II, LLC	09/06/11	1234	1139	NE/4 of Section 15, Township 13 South, Range 2 West; E/2 SW/4 of Section 2, Township 13 South, Range 2 West; NE/4 of Section 18, Township 13 South, Range 1 West, excepting therefrom a tract of land described as follows; Beginning at a point on the line between the North-East and South-East Quarter of Section 18, Township 13, Range 1 West, and 800 feet West of the East line of said Section and running thence; in a North-Westerly and Northerly direction a distance of 2985 feet to the North line of said Section 18 and 46 feet East of the North-West Corner of the NE Quarter thereof, thence due West a distance of 46 feet to the NW corner of the N. East of said Quarter Section 18, Thence in a Southerly direction a distance of 2985 feet to the South line of the said North-East Quarter of Section 18 and 846 feet West of the South-East corner thereof; Thence due East a distance of 46 feet to the place of beginning and containing 3.40 acres, more or less, the same being a strip of ground 46 feet wide and 2985 feet in length as shown by the recorded Plat of Drainage Ditch Number One.
Jerry Lynn Johnson, et vir	Chisholm Partners II, LLC	09/07/11	1234	163	SE/4 of Section 1, Towship 13 South, Range 2 West
Max Mynatt, et al	Chisholm Partners II, LLC	09/16/11	1235	961	SW/4 of Section 6, Township 13 South, Range 1 West
Douglas W. Murphy, et ux	Chisholm Partners II, LLC	09/26/11	1235	31	S/2 SW/4 of Section 9, Township 13 South, Range 2 West
The Swenson Family Trust	Chisholm Partners II, LLC	09/27/11	1237	1487	N/2 NE/4 of Section 1, Township 13 South, Range 2 West, excepting therefrom a tract of land described as follows: Beginning at a point on the north line of said Section 1, which point being 634.20 feet west of the northeast corner of said Section 1; thence S00°00"E a distance of 653.40 feet; thence N90°00'W a distance of 200 feet; thence N00°00W' a distance of 653.40 feet on the north line of said Section 1, thence N90°00'E along the north line of said Section 1 a distance of 200 feet to the point of beginning.
The Morris D. Rasher Revocable Trust No. 1, et al	Chisholm Partners II, LLC	10/03/11	1237	1492	SW/4 of Section 1; S/2 and all that part of the E/2 NW/4 lying South of Buckeye Creek of Section 2; W/2 and N/2 NE/4 of Section 12; SE/4 of Section 11; W/2 W/2 less Rail Road ROW and Interstate 70 ROW of Section 14; A part of Lot 1 in Surveyor's Plat 28, described as being that part of the SE/4 NW/4 of Section 14 lying North of the Union Pacific Rail Road; Lot 2 in Surveyor's Plat 28 being a part of the S/2 N/2 of Section 14; Lot 3 in Surveyor's Plat 28 NE/4 NW/4 of Section 14; Lot 2 in Surveyor's Plat 29; being a part of the S/2 of Section 14; all in Township 13 South, Range 1 West

Lessor	Lessee	Effective Date	Book	Page	Legal Description
Lindgren Family Farm, LLC	Chisholm Partners II, LLC	12/19/11	1240	1081	All that part of the N/2 NE/4 of Section 6 lying North and East of the center of the channel of the Solomon River and all that part of the SW/4 NE/4 of Section 6 lying North of the Solomon River, and that part of the NW/4 NW/4 of Section 5 lying North of the Solomon River, all in Township 13 South, Range 1 West
David M. Janssen, et al	Chisholm Partners II, LLC	02/08/12	1243	1638	NE/4 of Section 11, Township 13 South, Range 1 West
Steven L. Janssen, et ux	Chisholm Partners II, LLC	02/10/12	1243	1633	All that part of the SW/4 SE/4 of Section 12, Township 13 South, Range 1 West, North of 1-70 Highway, containing 34 acres more or less
The Eldon and Darlene Janssen Revocable Trust, dated July 29, 1991	Chisholm Partners II, LLC	03/01/12	1243	847	NE/4 of Section 4, Township 13 South, Range 1 West
Curtis Lee Kohman, a single person	Chisholm Partners II, LLC	03/27/12	1247	1160	See Exhibit "B" for legal description
Eastridge Development, Inc.	Chisholm Partners II, LLC	03/28/12	1247	1173	NW/4 and N/2 SW/4 except that part taken for the railroad right-of-way of Section 4, Township 13 South, Range 1 West
Etherington Farms, Inc.	Chisholm Partners II, LLC	03/30/12	1247	1167	NE/4 of Section 5; E/2 NE/4, less railroad right-of-way and E/2 SE/4 North of the river, of Section 9; W/2 NW/4 of Section 10; all in Township 13 South, Range 1 West

Lessor	Lessee	Effective Date	Book	Page	Legal Description
The Elizabeth A. Garrison Trust	Chisholm Partners II, LLC	10/04/11	1237	1479	SW/4 of Section 3; S/2 NE/4 of Section 1; NW/4 of Section 4; all in Township 13 South, Range 2 West
The Gary J. Morgan Trust	Chisholm Partners II, LLC	10/07/11	1237	1483	SE/4 of Section 9, 13 South, Range 2 West
The Jerrold E. Cossette, Jr. Trust	Chisholm Partners II, LLC	10/18/11	1237	1501	East 86 acres of the SW/4 of Section 11, Township 13 South, Range 1 West; West 74 acres of the SW/4 of Section 11, Township 13 South, Range 1 West, more particularly described as follows: Commencing at the Southwest corner of said SW/4 of said Section 11, thence East along the South line of said SW/4 74 rods, thence North and parallel with the West line of said SW/4 160 rods to the North line of said SW/4, thence West along the North line of said SW/4 74 rods to the Northwest corner of said Quarter Section, thence South along the West line of said Quarter Section 160 rods to the point of beginning
The Laverna M. Kirn Trust	Chisholm Partners II, LLC	10/25/11	1237	1497	E/2 NE/4 of Section 7, Township 13 South, Range 1 W
The Revocable Inter Vivos Trust of Jerry F. Mallon and Barbara R. Mallon	Chisholm Partners II, LLC	11/04/11	1240	1076	E/2 NE/4 of Section 12, Township 13 South, Range 2 West
The Arnold E. Tillberg Trust	Chisholm Partners II, LLC	11/08/11	1237	1506	NW/4 of Section 3, Township 13 South, Range 2 West
The Denise Ruth Matheson Revocable Trust	Chisholm Partners II, LLC	11/17/11	1239	492	S/2 NE/4 of Section 3, Township 13 South, 2 West
Randall Charles Crough, et al	Chisholm Partners II, LLC	11/22/11	1239	1066	See Exhibit "B" for legal description
Gary Johnson, et ux	Chisholm Partners II, LLC	11/22/11	1239	477	S/2 NW/4 of Section 2, Township 13 South, Range 2 West
Barbara Markland, a widow (Corcoran Farm)	Chisholm Partners II, LLC	11/22/11	1239	487	NW/4 of Section 11, Township 13 South, Range 1 West
Larry S. Kenison, et al	Chisholm Partners II, LLC	11/22/11	1239	1062	S/2 SW/4 of Section 1, Township 13S, Range 2 West
The Mary C. Johnson Trust No. 1, et al	Chisholm Partners II, LLC	12/13/11	1239	481	S/2 NW/4 of Section 6, Township 13 South, Range 1 West; S/2 NE/4 lying south of the center of the Solomon River, and NE/4 NE/4 lying south of the center of the Solomon River, of Section 6; N/2 NW/4 of Section 5 lying south of the center of the Solomon River; Also the right to use for road purposes to pass to and from said land, a strip of land 15 feet wide along the entire south side of the N/2, and extending for 50 feet into the NW/4 NE/4, all in Section 6; all in Township 13 South, Range 1 West
Garry K. Johnson, et ux	Chisholm Partners II, LLC	12/13/11	1239	1074	West 40 acres of E/2 SW/4; East 60 acres of W/2 SE/4; West 20 acres of W/2 SE/4; East 40 acres of E/2 SW/4; all in Section 3, Township 13 South, Range 1 West

EXHIBIT "B"

Attached to and made a part of that certain Assignment of Oil, Gas, and Mineral Leases, dated April 2, 2014, by and between **CHISHOLM PARTNERS II, LLC**, as Assignor, and **DALA PETROLEUM CORP.**, as Assignee.

PROPERTY DESCRIPTIONS:

Randall Charles Crough, et al, Book 1239, Page 1066

West 486 feet of S/2 SE/4 of Section 5, Township 13 South, Range 2 West;

A tract of land located within the SW/4 of Section 4, Township 13 South, Range 2 West, more particularly described as follows: Beginning at the SW corner of the SW/4 of Section 4; thence on an assumed bearing of N0°16' 20"W, along the West line of said SW/4, a distance of 2635.67 feet to the NW corner of said SW/4, thence S89°33'02"E, along the North line of said SW/4, a distance of 2620.74 feet to the NE corner of said SW/4; thence S0°07'45"W, along the East line of said SW/4, a distance of 1777.47 feet; thence S89°51'29"W, parallel with the South line of said SW/4, a distance of 1046.61 feet; thence S0°07'45"W, parallel with the East line of said SW/4, a distance of 831.15 feet to a point on the South line of said SW/4; then S89°51'29"W, along the South line of said SW/4, a distance of 1555.65 feet back to the point of beginning, containing 137.23 acres, more or less, and excepting therefrom:

> Commencing at the apparent southeast corner of said SW/4; thence N° 07'45"E along the East line of said SW/4 a distance of 831.15 feet to the point of beginning; thence S89° 51' 29"W a distance of 1046.61 feet; thence N0° 07' 45"E an approximate distance of 1808.85 feet to the north line of said SW/4; thence N89°51'29"E along the north line of said SW/4 a distance of 1,046.61 feet; thence S0°07'45"W an approximate distance of 1,808.85 feet to the point of beginning; and also excepting therefrom a parcel of land commencing at the Southwest corner of said SW/4, thence on an assumed bearing of N 89°51'29" E along the South line of said SW/4 a distance of 736.38 feet to the POINT OF BEGINNING of the parcel to be described; thence N 30°26'16" E a distance of 1622.88 feet to a point on the West line of a parcel recorded in Book 1029, Page 398 at the Saline County Register of Deeds office; thence S 00°07'22" W along said West line a distance of 1397.19 feet to a point on said South line; thence S 89°51'29" W along said South line a distance of 819.17 feet to the POINT OF BEGINNING.

A tract of land situated in the S/2 of the SE/4 of Section 5, Township 13 South, Range 2 West, more particularly described as follows: Commencing at the apparent SE corner of said Section 5; thence West along the South line of said Section 5 on an assumed bearing of N89°16'33"W, a distance of 710.59 feet to the point of the beginning; thence continuing N89 °16'33"W a distance of 542.05 feet; thence N0 °43'27"E a distance of 674.02 feet; thence S89°16'33"E a distance of 542.05 feet; thence S0 °43'27"W a distance of 674/02 feet back to the point of beginning, the above-described tract of land contains 8.39 acres more or less, and is subject to roadway right-of-way; and a tract of land beginning at the SE corner of SE/4 of Section 5, Township 13 South, Range 2 West, thence on an assumed bearing of N89 °16'33"W, along with South line of said SE/4 a distance of 710.59 feet; thence N0 °43'27", a distance of 674.02 feet; thence N89 °16'33"W, parallel with the South line of said SE/4, a distance of 542.04 feet; thence S0 °43'27"W, a distance of 674.02 feet to a point on the South line of said SE/4; thence N89 °16'33"W, along the South line of said SE/4, a distance of 1375.71 feet to the SW corner of said SE/4; thence N0 °23'55"W, along the West line of said SE/4, a distance of 1323.22 feet; thence S89°09'36"E, a distance of 2631.36 feet to a point on the East line of said SE/4; thence S0°16'20"E, along the East line of said SE/4 a distance of 1317.84 feet back to the point of beginning, containing 71.32 acres, more or less.

Curtis L. Kohman, Book 1247, Page 1160

The North Half of the Southeast Quarter (N/2 SE/4) of Section Twelve (12), Township Thirteen (13) South, Range One (1) West of the 6th P.M., Saline County, Kansas, EXCEPTING THEREFROM the following tracts:

(a) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: COMMENCING at the Northeast corner of said Quarter Section; thence on an assumed bearing of South 00 degrees 04 minutes 52 seconds West, 266.243 meters (873.50 feet) along the East line of said Quarter Section to the Northeast corner of a parcel of land described in deed recorded in Book 391, Page 423, in the Register of Deeds office, Saline County, Kansas and the POINT OF BEGINNING; FIRST COURSE, thence continuing South 00 degrees 04 minutes 52 seconds West, 121.920 meters (400.00 feet) along said East line to the Southeast corner of said parcel of ground; SECOND COURSE, thence North 89 degrees 55 minutes 08 seconds West, 26.873 meters (88.17 feet) along the South line of said parcel; THIRD COURSE, thence North 00 degrees 42 minutes 10 seconds East, 121.927 meters (400.02 feet) to the North line of said parcel; FOURTH COURSE, thence South 89 degrees 55 minutes 08 seconds East, 25.550 meters (83.83 feet) along said North line to the point of beginning. The above described tract contains 0.320 hectare (0.79 acre), which includes 0.149 hectare (0.37 acre) of existing right of way, resulting in an acquisition of 0.171 hectare (0.42 acre), more or less.

(b) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: COMMENCING at the Northeast corner of said Quarter Section; thence on an assumed bearing of South 00 degrees 04 minutes 52 seconds West, 246.020 meters (807.15 feet) along the East line of said Quarter Section to the POINT OF BEGINNING; FIRST COURSE, thence continuing South 00 degrees 04 minutes 52 seconds West, 20.223 meters (66.35 feet) along said East line to the North line of a parcel of land described in deed recorded in Book 391, Page 423, in the Register of Deeds office, Saline County, Kansas; SECOND COURSE, thence North 89 degrees 55 minutes 08 seconds West, 25.550 meters (83.83 feet) along said North line; THIRD COURSE, thence North 00 degrees 42 minutes 10 seconds East, 10.213 meters (33.51 feet); FOURTH COURSE, thence North 53 degrees 00 minutes 16 seconds East, 16.604 meters (54.48 feet); FIFTH COURSE, thence South 89 degrees 55 minutes 08 seconds East, 12.192 meters (40.00 feet) to the point of beginning. The above described tract contains 0.045 hectare (0.11 acre), which includes 0.025 hectare (0.06 acre) of existing right of way, resulting in an acquisition of 0.020 hectare (0.05 acre), more or less.

Continued on next page

The South Half of the Northeast Quarter (S/2 NE/4) of Section Twelve (12), Township Thirteen (13) South, Range One (1) West of the 6th P.M., Saline County, Kansas.

The South East Quarter of the Southeast Quarter (SE/4 SE/4) of Section Twelve (12), Township Thirteen (13) South, Range One (1) West of the 6th P.M., Saline County, Kansas, EXCEPTING THEREFROM the following tracts:

(a) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: BEGINNING at the Southeast corner of said Quarter Section; FIRST COURSE, thence on an assumed bearing of South 89 degrees 28 minutes 39 seconds West, 406.060 meters (1332.21 feet) along said South line of said Quarter Section to the West line of the East Half of said Quarter Section; SECOND COURSE, thence North 00 degrees 05 minutes 03 seconds East, 60.414 meters (198.21 feet) along said West line; THIRD COURSE, thence North 89 degrees 15 minutes 10 seconds East, 171.170 meters (561.58 feet); FOURTH COURSE, thence North 72 degrees 10 minutes 44 seconds East, 146.455 meters (480.49 feet); FIFTH COURSE, thence North 36 degrees 50 minutes 13 seconds East, 63.095 meters (207.00 feet) to the Westerly right of way line of the existing highway; SIXTH COURSE, thence North 06 degrees 58 minutes 29 seconds East, 151.159 meters (495.93 feet) along said Westerly right of way line; SEVENTH COURSE, thence North 89 degrees 14 minutes 15 seconds East, 39.624 meters (130.00 feet) along said Westerly right of way line to the East line of said Quarter Section; EIGHTH COURSE, thence South 00 degrees 04 minutes 52 seconds West, 304.831 meters (1000.10 feet) along said East line to the point of beginning. The above described tract contains 4.308 hectares (10.65 acres), which includes 4.102 hectares (10.14 acres) of existing right of way, resulting in an acquisition of 0.206 hectare (0.51 acre), more or less.
This conveyance is made for the purpose of a controlled access highway and the grantor hereby releases and relinquishes to the grantee any and all abutters' rights of access to said highway, appurtenant to grantors remaining property.
The Secretary will allow abutting Landowner(s) to pasture against any control access fence installed by KDOT; provided, however, that the Secretary assumes no responsibility for retaining the livestock of the abutting Landowner(s) nor any other legal responsibility associated with fencing private property.

(b) A tract of land in the Southeast Quarter of Section 12, Township 13 South, Range 1 West of the 6th P.M., described as follows: COMMENCING at the Southeast corner of said Quarter Section; thence on an assumed bearing of North 00 degrees 04 minutes 52 seconds East, 304.831 meters (1000.10 feet) along said East line of said Quarter Section to the Westerly right of way line of the existing highway and the POINT OF BEGINNING; FIRST COURSE, thence South 89 degrees 14 minutes 15 seconds West, 12.193 meters (40.00 feet) along said Westerly right of way line; SECOND COURSE, thence North 09 degrees 14 minutes 55 seconds West, 91.951 meters (301.67 feet); THIRD COURSE, thence North 00 degrees 42 minutes 10 seconds East, 20.795 meters (68.23 feet) to the South line of a parcel of land described in deed recorded in Book 391, Page 423, in the Register of Deeds office, Saline County, Kansas; FOURTH COURSE, thence South 89 degrees 55 minutes 08 seconds East, 26.873 meters (88.17 feet) along said South line to the East line of said Quarter Section; FIFTH COURSE, thence South 00 degrees 04 minutes 52 seconds West, 111.349 meters (365.32 feet) along said East line to the point of beginning. The above described tract contains 0.234 hectare (0.58 acre), which includes 0.136 hectare (0.34 acre) of existing right of way, resulting in an acquisition of 0.098 hectare (0.24 acre), more or less.

END EXHIBIT "B"

ENV: Chisholm Partners
1010 10th St
Golden, CO 80401

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